American Century Municipal Trust

Statement of Additional Information (SAI) Supplement

High-Yield Municipal Fund ¡ Long-Term Tax-Free Fund
New York Tax-Free Fund ¡ Tax-Free Bond Fund
Tax-Free Money Market Fund

Supplement dated October 1, 2010 ¡ SAI dated October 1, 2010

Effective November 1, 2010, the Tax-Free Bond Fund will be renamed the Intermediate-Term Tax-Free Bond Fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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